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                                                                   EXHIBIT 10.34


                      AMENDMENT NO. 1 (THE "AMENDMENT") TO
                          EMPLOYMENT AGREEMENT BETWEEN
      UNIVISION COMMUNICATIONS INC. ("UNIVISION") AND C. DOUGLAS KRANWINKLE
                          (THE "EMPLOYMENT AGREEMENT")

                                December 31, 2000


To:      C. Douglas Kranwinkle
         c/o Univision

Dear Doug:

         You and Univision agree to amend the Employment Agreement as follows:

         1. TERM. The Term of the Employment Agreement is extended through December 31, 2003, unless earlier terminated in accordance with the provisions of the Employment Agreement.

         2. SALARY. Your annual Base Salary rate will be: Six Hundred Thousand Dollars ($600,000) for the annual period from January 1, 2001 through December 31, 2001; Six Hundred Thousand Dollars ($600,000) for the annual period from January 1, 2002 through December 31, 2002; and Six Hundred Thousand Dollars ($600,000) for the annual period from January 1, 2003 through December 31, 2003.

         3. OTHER. Except as provided in this Amendment, all other terms and conditions in the Employment Agreement will remain in full force and effect, and the Employment Agreement, as amended hereby, is ratified and confirmed.

         4. EFFECTIVE DATE OF AMENDMENT. Upon execution by you and Univision, this Amendment will become effective as of the date first provided above.

                                         UNIVISION COMMUNICATIONS INC.



                                         By: /s/ George W. Blank
                                            -----------------------------------
                                                George W. Blank
                                                Chief Financial Officer

/s/ C. Douglas Kranwinkle
---------------------------
C. Douglas Kranwinkle